Exhibit 99.2

Advent Software, Inc. Fourth Quarter 2009 Earnings Highlights for Continuing Operations February 1, 2009 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Guidance for total revenue for Q110 and 2010, our revenue growth and growth in operating cash flow, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. We discuss these risks in detail in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2008 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q409 Continuing Operations Highlights Term license annual contract value of $9M 11 new Geneva® and 35 new Advent Portfolio Exchange® contracts These results are for onsite software; outsourced contracts separate Strong operating cash flow from continuing operations of $21M Revenue of $66M Essentially flat with Q408 85% of revenue is recurring

ADVS FY09 Continuing Operations Highlights Term license annual contract value of $22M 38 new Geneva® and 72 new Advent Portfolio Exchange® contracts These results are for onsite software; outsourced contracts separate Strong operating cash flow from continuing operations of $72M Revenue of $260M 9% revenue growth for full year 86% recurring revenue for full year Focus on core market Signed agreement to divest of MicroEdge segment effective 10/1/09* *Now shown as “discontinued operation” on financial statements

ADVS Q409 Continuing Operations Financial Highlights Metric Q408 Q409 $ +/- % +/- Revenue ($M) $66.5 $66.3 ($0.2) (0%) ACV: Term License Annual Contract Value ($M) $9.6 $8.9 ($0.6) (7%) Operating Cash Flow ($M) $20.2 $20.8 $0.6 3% GAAP Operating Margin 9.3% 9.7% 0.4 points 4% Non-GAAP Operating Margin * 18.3% 17.8% (0.5 pts) (3%) Non-GAAP Diluted EPS * $0.28 $0.28 - - * See reconciliation of GAAP to Non-GAAP measures on slide #18

ADVS FY09 Continuing Operations Financial Highlights Metric FY08 FY09 $ +/- % +/- Revenue ($M) $237.9 $259.5 $21.6 9% ACV: Term License Annual Contract Value ($M) $28.1 $21.8 ($6.3) (23%) Operating Cash Flow ($M) $70.3 $72.4 $2.1 3% GAAP Operating Margin 7.6% 10.7% 3 points 42% Non-GAAP Operating Margin * 15.4% 19.6% 4.2 points 27% Non-GAAP Diluted EPS * $0.85 $1.23 $0.38 45% * See reconciliation of GAAP to Non-GAAP measures on slide #19

ADVS Continuing Operations Sustainably Growing Revenue ($M) 86% of 2009 revenue from recurring sources $192 $238 +24% $149 $163 +18% +10%

ADVS Term License Annual Contract Value ($M) $4 Renewed demand period starting in Q409 $2 $7 $20 $28 $28 $22 $1 $4 $3 $6 $3 $1 $6 $6 $7 $4 $2 $2 $4 $6 $6 $6 $3 $7 $12 $10 $9 0 5 10 15 20 25 30 FY04 FY05 FY06 FY07 FY08 FY09 Millions Q1 ACV Q2 ACV Q3 ACV Q4 ACV

ADVS Continuing Operations Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually)

ADVS Continuing Operations Composition of Deferred Revenue ($M) $111 $141 $146 $57 $77

ADVS Continuing Operations Growth in Operating Cash Flow ($M) $56 $70 $33 $40 $72 Quarterly continuing operations data unavailable prior to 2008

ADVS Q409 Continuing Operations Revenue Components ($M) Q408 Q409 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $53.1 $56.3 $3.2 6% Term License Revenue $21.2 $23.5 $2.3 11% Perpetual Maintenance $19.6 $18.2 ($1.3) (7%) Other Recurring $12.3 $14.6 $2.3 19% Perpetual License Revenue $5.3 $3.6 ($1.7) (32%) AUA Fee Revenue $3.5 $2.5 ($1.0) (29%) Perpetual License Revenue $1.8 $1.1 ($0.7) (37%) Professional Services & Other Revenue $8.1 $6.3 ($1.7) (21%) Total Revenue $66.5 $66.3 ($0.2) (0%)

ADVS FY09 Continuing Operations Revenue Components ($M) FY08 FY09 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $191.4 $222.8 $31.3 16% Term License Revenue $66.1 $98.4 $32.3 49% Perpetual Maintenance $77.7 $74.4 ($3.3) (4%) Other Recurring $47.7 $50.0 $2.3 5% Perpetual License Revenue $16.8 $11.3 ($5.5) (33%) AUA Fee Revenue $8.4 $6.5 ($1.9) (22%) Perpetual License Revenue $8.4 $4.7 ($3.7) (44%) Professional Services & Other Revenue $29.6 $25.5 ($4.2) (14%) Total Revenue $237.9 $259.5 $21.6 9%

ADVS Continuing Operations Renewal Rates Q108-Q309 * Previous calculation is provided on the trended disclosures report on Advent’s Investor Relations home page Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) New Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year 103% 103% 98% 93% 85% 87% 89% 104% 109% 101% 98% 88% 90% 0% 20% 40% 60% 80% 100% 120% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 New, initial renewal/run rate New, updated renewal/run rate

ADVS Q409 Continuing Operations Income Statement Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #18 Q408 Q409 $ +/- % +/- Total Revenue ($M) $66.5 $66.3 ($0.2) (0%) GAAP Gross Profit ($M) $44.0 $46.1 $2.2 5% GAAP Gross Margin 66% 70% 3 points 5% GAAP Income from Operations ($M) $6.2 $6.4 $0.2 3% GAAP Operating Margin 9.3% 9.7% 0.4 points 4% GAAP Net Income ($M) $5.6 $4.3 ($1.3) (23%) GAAP Net Income (%) 8.5% 6.6% (1.9 points) (23%) GAAP Diluted EPS ($) $0.21 $0.16 ($0.05) (23%) Non-GAAP Income from Operations ($M)* $12.2 $11.8 ($0.4) (3%) Non-GAAP Operating Margin* 18.3% 17.8% (0.5 points) (3%) Non-GAAP Diluted EPS ($)* $0.28 $0.28 - - Headcount (Q409 includes 51 engineers/support staff from the Q409 opening of our Beijing Facility; net reduction of 15 headcount year over year) 975 1,011 36 4%

ADVS FY09 Continuing Operations Income Statement Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #19 FY08 FY09 $ +/- % +/- Total Revenue ($M) $237.9 $259.5 $21.6 9% GAAP Gross Profit ($M) $156.4 $177.0 $20.6 13% GAAP Gross Margin 66% 68% 2 points 4% GAAP Income from Operations ($M) $18.0 $27.9 $9.9 55% GAAP Operating Margin 7.6% 10.7% 3.2 points 42% GAAP Net Income ($M) $17.3 $20.8 $3.5 20% GAAP Net Income (%) 7.3% 8.0% 0.7 points 10% GAAP Diluted EPS ($) $0.62 $0.79 $0.16 26% Non-GAAP Income from Operations ($M)* $36.7 $51.0 $14.3 39% Non-GAAP Operating Margin* 15.4% 19.6% 4.2 points 27% Non-GAAP Diluted EPS ($)* $0.85 $1.23 $0.38 45% Headcount (Q409 includes 51 engineers/support staff from the Q409 opening of our Beijing Facility; net reduction of 15 headcount year over year) 975 1,011 36 4%

ADVS 2010 Continuing Operations Guidance Guidance Q110 FY10 Total Revenue ($M) $65 - $67M $272 - $280M YoY Revenue (Decline) Growth (2)% - 1% 5% - 8% GAAP Operating Margin 11% - 12% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 7% - 8% Non-GAAP Operating Margin 20% - 21% Operating Cash Flow ($M) $77 - $82M YoY Operating Cash Flow Growth 6% - 13% Capital Expenditures, incl. cap’d SW devel. ($M) $18-$22M Weighted Average Shares Outstanding Growth * 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% * Excluding the impact of any share repurchase See reconciliation of GAAP to Non-GAAP guidance on slide #20

Reconciliation of GAAP to Non-GAAP (3 month) Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 46,107 $ 70% 6,428 $ 10% 4,350 $ Amortization of acquired developed technology 782 782 782 Amortization of other acquired intangibles - 351 351 Stock-based compensation - cost of revenues 666 666 666 Stock-based compensation - operating expenses - 3,521 3,521 Restructuring charges - 38 38 Income tax adjustment for non-GAAP (1) - - (2,271) Non-GAAP 47,555 $ 72% 11,786 $ 18% 7,437 $ Diluted net income per share GAAP 0.16 $ Non-GAAP 0.28 $ Shares used to compute diluted net income per share 26,974 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 43,953 $ 66% 6,210 $ 9% 5,636 $ Amortization of acquired developed technology 782 782 782 Amortization of other acquired intangibles - 439 439 Stock-based compensation - cost of revenues 723 723 723 Stock-based compensation - operating expenses - 3,602 3,602 Restructuring charges - 5 5 Acquired in-process research and development - 400 400 Income tax adjustment for non-GAAP (1) - - (3,978) Non-GAAP 45,458 $ 68% 12,161 $ 18% 7,609 $ Diluted net income per share GAAP 0.21 $ Non-GAAP 0.28 $ Shares used to compute diluted net income per share 26,781 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended December 31, 2008 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended December 31, 2009 for Continuing Operations

Reconciliation of GAAP to Non-GAAP (12 month) Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 176,963 $ 68% 27,879 $ 11% 20,774 $ Amortization of acquired developed technology 3,128 3,128 3,128 Amortization of other acquired intangibles - 1,666 1,666 Stock-based compensation - cost of revenues 2,966 2,966 2,966 Stock-based compensation - operating expenses - 15,196 15,196 Restructuring charges - 130 130 Investment gain - - (2,056) Income tax adjustment for non-GAAP (1) - - (9,207) Non-GAAP 183,057 $ 71% 50,965 $ 20% 32,597 $ Diluted net income per share GAAP 0.79 $ Non-GAAP 1.23 $ Shares used to compute diluted net income per share 26,454 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 156,379 $ 66% 17,995 $ 8% 17,316 $ Amortization of acquired developed technology 938 938 938 Amortization of other acquired intangibles - 1,160 1,160 Stock-based compensation - cost of revenues 2,369 2,369 2,369 Stock-based compensation - operating expenses - 13,739 13,739 Restructuring charges - 101 101 Acquired in-process research and development - 400 400 Investment gain - - (3,393) Income tax adjustment for non-GAAP (1) - - (8,913) Non-GAAP 159,686 $ 67% 36,702 $ 15% 23,717 $ Diluted net income per share GAAP 0.62 $ Non-GAAP 0.85 $ Shares used to compute diluted net income per share 27,893 (1) The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Twelve Months Ended December 31, 2008 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2009 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 11% to 12% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 7% to 8% Projected non-GAAP 20% to 21% Twelve Months Ended December 31, 2010 Operating Income % Continuing Operations Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.